Exhibit 24.1

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-8 relating to the registration of shares of the Company’s common stock, par value $0.01, to be issued under the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 29th day of February 2012.

Signature	Title

/s/ Alvin Bledsoe	Director
Alvin Bledsoe

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-8 relating to the registration of shares of the Company’s common stock, par value $0.01, to be issued under the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 29th day of February 2012.

Signature	Title

/s/ Robert J. Darnall	Director
Robert J. Darnall

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-8 relating to the registration of shares of the Company’s common stock, par value $0.01, to be issued under the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 29th day of February 2012.

Signature	Title

/s/ Peter B. Hamilton	Director
Peter B. Hamilton

POWER OF ATTORNEY

The undersigned, an officer and director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-8 relating to the registration of shares of the Company’s common stock, par value $0.01, to be issued under the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 29th day of February 2012.

Signature	Title

/s/ Frederick A. Henderson	Chief Executive Officer and Chairman
Frederick A. Henderson

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-8 relating to the registration of shares of the Company’s common stock, par value $0.01, to be issued under the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 29th day of February 2012.

Signature	Title

/s/ Karen B. Peetz	Director
Karen B. Peetz

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-8 relating to the registration of shares of the Company’s common stock, par value $0.01, to be issued under the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 29th day of February 2012.

Signature	Title

/s/ James E. Sweetnam	Director
James E. Sweetnam

POWER OF ATTORNEY

The undersigned, an officer of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-8 relating to the registration of shares of the Company’s common stock, par value $0.01, to be issued under the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 29th day of February 2012.

Signature	Title

/s/ Mark E. Newman	Senior Vice President and Chief Financial Officer
Mark E. Newman

POWER OF ATTORNEY

The undersigned, an officer of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Michael J. Thomson and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-8 relating to the registration of shares of the Company’s common stock, par value $0.01, to be issued under the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 29th day of February 2012.

Signature	Title

/s/ Fay West	Vice President and Controller
Fay West

POWER OF ATTORNEY

The undersigned, an officer of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson and Michael J. Thomson and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below a Registration Statement on Form S-8 relating to the registration of shares of the Company’s common stock, par value $0.01, to be issued under the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 29th day of February 2012.

Signature	Title

/s/ Denise R. Cade	Senior Vice President, General Counsel and Corporate Secretary
Denise R. Cade